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                                                                   EXHIBIT 99.2

                                       DETACH HERE


                                         PROXY


                                     NEW FOCUS, INC.


                         PROXY SOLICITED BY THE BOARD OF DIRECTORS
               FOR THE SPECIAL MEETING OF STOCKHOLDERS, _______________, 2004


    By signing the proxy, the undersigned hereby appoints Nicola Pignati and William L. Potts, Jr., jointly and severally, as proxies, with power of substitution, to vote all shares of New Focus, Inc. common stock which the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Stockholders of New Focus, Inc. or any adjournment thereof.


SEE REVERSE                                                          SEE REVERSE
   SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE


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NEW FOCUS, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                          YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.


VOTE-BY-INTERNET                                     VOTE-BY-TELEPHONE
                                     OR
Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/nufo                  1-877-PRX-VOTE (1-877-779-8683)

 IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.


VOTE BY MAIL: MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.



                                 DETACH HERE


/X/ PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


-------------------------------------------------------------------------------
             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
-------------------------------------------------------------------------------

1. To approve the adoption of the merger agreement between New Focus, Inc.        FOR            AGAINST        ABSTAIN
   and Bookham Technology PLC.                                                    / /              / /            / /

2. To grant New Focus' management the discretionary authority to propose and vote for one or more adjournments of the special meeting to a date or dates not later than June 30, 2004, including adjournments to permit further
   solicitations of proxies.                                                      / /              / /            / /

                              THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1 AND 2, AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                              MARK HERE           MARK HERE
                                             FOR ADDRESS  / /    IF YOU PLAN / /
                                              CHANGE AND          TO ATTEND
                                             NOTE AT LEFT        THE MEETING


                              NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

                              PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                              ACCOMPANYING ENVELOPE.


Signature:_____________ Date:_________ Signature:_____________ Date:___________